CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Securities Held-to-Maturity, Fair value	$ 271	$ 351	$ 697
Preferred Stock, no par value	$ 0	$ 0	$ 0
Preferred Stock, shares authorized	500,000	500,000	500,000
Preferred Stock, shares issued	0	0	0
Common Stock, no par value	$ 0	$ 0	$ 0
Common Stock, stated value	$ 1	$ 1	$ 1
Common Stock, shares authorized	30,000,000	30,000,000	30,000,000